                                  MGI FUNDS(TM)

                                SUPPLEMENT TO THE
                            CLASS S SHARES PROSPECTUS
                               DATED JULY 31, 2006
                                       AND
                          THE CLASS Y SHARES PROSPECTUS
                              DATED JULY 31, 2006,
                               AS SUPPLEMENTED ON
                                OCTOBER 12, 2006

                 The date of this Supplement is March 22, 2007.

The following  changes are made in the  prospectuses  of the Class S Shares (the
"Class S  Prospectus")  and of the Class Y-1,  Y-2, and Y-3 Shares (the "Class Y
Prospectus") of MGI Funds (the "Trust"):

     1. The following  information relating to the MGI US Large Cap Value Equity
Fund is added to the  section  entitled  "The  Subadvisors"  located  on page 16
(continuing  onto pages 17 and 18) of the Class S Prospectus and located on page
17 (continuing onto pages 18 and 19) of the Class Y Prospectus:

Numeric  Investors LLC  ("Numeric"),  located at One Memorial Drive,  9th Floor,
Cambridge, Massachusetts 02142, serves as a subadvisor to the Fund.

Messrs.  Arup Datta,  CFA and John J.  Schirripa,  CFA are jointly and primarily responsible for the day-to-day  management of Numeric's allocated portion of the
Fund's  portfolio.  Mr. Datta,  Portfolio  Manager,  joined Numeric in 1993 as a quantitative  analyst,  and is  responsible  for  the  portfolio  management  of
Numeric's mid and large cap core, growth,  value, and amplified core strategies.
Mr.  Schirripa,  Co-Portfolio  Manager,  joined  Numeric in 2003,  and  provides portfolio management and quantitative  research  capabilities for Numeric's U.S.
core equity strategies.  Prior to joining Numeric, Mr. Schirripa was a portfolio manager and analyst at Standish Mellon. The SAI provides additional  information about each portfolio  manager's  compensation,  other  accounts  managed by each portfolio manager,  and each portfolio  manager's ownership of securities in the
Fund, if any.

Securities Selection

Numeric  manages  its  allocated   portion  of  the  Fund's  portfolio  using  a
quantitative  process that consists  primarily of three stock selection  models.
The "Fair  Value"  model seeks to take  advantage  of price  anomalies  that may result  from  investor  overreaction  to  information  in the  marketplace.  The
"Estrend(R)"  model focuses on earnings trends and seeks to identify  securities that are  positioned  to benefit  from those  trends.  The "Quality of Earnings"
model is based on  Numeric's  analysis  of a  company's  balance  sheet,  income statement, and statement of cash flows. The objective of the Quality of Earnings model is to identify companies that may be employing  accounting  practices that
Numeric considers to be either  aggressive or conservative.  Using a combination of stock selection models,  including those described above, Numeric generates a relative  numerical  score for each company  that it analyzes,  and these scores drive Numeric's decisions to buy, sell, or hold a particular security.

     2. The two paragraphs  describing the  AllianceBernstein  L.P. ("Alliance")
portfolio  management personnel located on page 26 of the Class S Prospectus and located on page 27 of the Class Y Prospectus  are deleted in their  entirety and replaced with the following:

The allocated  portion of the Fund's  portfolio that is managed using Alliance's international  strategic  value  strategy  is  managed  by a team made up of the following individuals:

Sharon E. Fay, Chief  Investment  Officer-Global  Value Equities,  has been with
Alliance for seventeen years.

Kevin F. Simms has been with Alliance for fourteen years,  and has been Co-Chief
Investment  Officer-International  Value  Equities  since 2003 and  Director  of
Research-Global Value Equities since 2000.

Henry S. D'Auria has served as Chief Investment  Officer-Emerging  Markets Value
Equities since 2002 and Co-Chief Investment Officer-International Value Equities
since 2003. Prior to his current position, Mr. D'Auria managed Alliance's global research department from 1998 to 2002.

Giulio Martini is Chief Investment  Officer-Currency & Quantitative  Strategy, a
position  he has  held  since  2005.  Prior  to  that,  Mr.  Martini  was  chief international  economist with  responsibility for currency strategies and senior portfolio  manager on the  international  and global value  equities teams since
1992.

Marilyn  G. Fedak is  Executive  Vice  President,  Head-Bernstein  Global  Value
Equities Business,  and Co-Chief Investment Officer-US Value Equities.  Prior to
her current position, Ms. Fedak was Chief Investment Officer-U.S. Value Equities
from 1993 to 2000.

Roy Maslen is Director of Research for the Australian  Value Equities team and a member  of the  Australian  Value  Investment  Policy  Group.  Prior to  joining
Alliance  in 2003,  Mr.  Maslen  worked  for seven  years as a  consultant  with
McKinsey & Company.

The allocated  portion of the Fund's  portfolio that is managed using Alliance's international  large cap  growth  strategy  is  managed by a team made up of the following individuals:

Christopher M. Toub,  Executive Vice  President and Chief  Executive  Officer of
AllianceBernstein  Limited, and  Head-Global/International  Growth Equities. Mr.
Toub  has  been  an   Executive   Vice   President   since   1999  and  Head  of
Global/International Growth Equities since 1998.

Paul C. Rissman, Executive Vice President and Director of Research-Global Growth
Equities.  Mr. Rissman joined Alliance as a quantitative analyst in 1989 and has been an Executive Vice President and Director of Research-Global Growth Equities
since 2000.

James K. Pang, Senior Vice President and  Global/International  Large Cap Growth
Portfolio  Manager.  Mr. Pang joined Alliance in 1996 and became a member of the
Global/International Large Cap Growth team in 1998.

Gregory  Eckersley,  Senior Vice  President and Senior  Portfolio  Manager.  Mr.
Eckersley joined Alliance in 1991 as a non-US growth portfolio  manager based in
London.  In 2006,  he  joined  the  Global/International  Large Cap  Growth  and
Research Growth teams as a senior portfolio  manager.  Previously,  he was Chief
Investment  Officer of Alliance Capital Management (Pty) Ltd and was responsible for overseeing Alliance's South African joint venture.

     3. The address of Mercer  Global  Investments,  Inc.,  currently  listed as
"Investors Way, Norwood, Massachusetts 02062," located on page 38 of the Class S
Prospectus  and on page 40 of the Class Y Prospectus,  is deleted,  and replaced with "200 Clarendon Street, Boston, Massachusetts 02116."

     4. On page A-3 of the Class S and the Class Y  Prospectuses,  the composite performance  results  for WCM are  deleted,  and  replaced  with  the  following composite performance results:

                            Average Annual Total Returns (%) - Periods Ending
                                              June 30, 2006
                            ---------------------------------------------------
                              1 Year       3 Years      5 Years     10 Years
                            ------------ ------------ ------------ ------------
SMALL/MID CAP VALUE EQUITY
Wells Small Cap Value
 Non-Taxable                   12.30        21.20        15.70        16.30
Russell 2500(TM) Index         13.53        19.16        9.65         11.13

Disclosures:

Past  performance  is not a guarantee  of future  performance.  The  performance
record   represents  the  client  composite  track  records  of  the  underlying investment  managers  in the  MGI  program,  and not the  track  records  of MGI clients. Performance figures have been reported on a net-of-fees basis, based on the  separate  or  commingled  account  composite  record of the  managers.  The information  on  investment  management  firms  has  been  obtained  from  those investment  management firms. MGI makes no  representations  or warranties as to the accuracy of such  information,  and accepts no  responsibility  or liability
(including for indirect,  consequential,  or incidental  damages) for any error, omission, or inaccuracy in such information.

(C)Copyright 2005, Mercer Global Investments, Inc.

     5. On page  A-6 of the  Class S and  Class Y  Prospectuses,  the  paragraph describing the composite  performance for WCM is deleted,  and replaced with the following description:

Wells

The Wells Small Cap Value Non-Taxable Composite includes all fully discretionary non-taxable accounts over $3 million that are managed in this style. Performance shown  prior  to  November  2003  represents  performance  achieved  by the same
portfolio   managers  while  at  Benson   Associates;   substantially   all  the
decision-makers  and the investment  process  remain  intact.  Returns and asset values are stated in US dollars.  The Composite  creation date was July 1, 2003.
The net performance  data shown are net of investment  advisory fees.  Effective
January 1, 2004, a model fee is utilized for the net Composite returns, which is the maximum  annual  advisory  fee based upon the  accompanying  fee schedule in effect  during each  respective  performance  period for each  portfolio  in the
Composite. Prior to December 31, 2003, net return calculations were based on the net return for each individual account based on its applicable fee schedule.

     6. On page A-14 of the Class S and the Class Y Prospectuses,  the bar chart depicting composite  performance  information is deleted,  and replaced with the following:

[GRAPHIC OMITTED]
--------------------------------------------------------------------------------
                   Annual Total Returns (%) - Calendar Years
                           SMALL/MID CAP VALUE EQUITY
--------------------------------------------------------------------------------
1996   1997   1998   1999   2000   2001   2002   2003   2004   2005
21.0   22.1   -11.7  13.8   16.5   35.7   -5.0   53.0   24.2   6.7
--------------------------------------------------------------------------------

                                  MGI FUNDS(TM)

                                SUPPLEMENT TO THE
                       STATEMENT OF ADDITIONAL INFORMATION
                               DATED JULY 31, 2006

                 The date of this Supplement is March 22, 2007.

The following  changes are made in the Statement of Additional  Information (the
"SAI") of MGI Funds (the "Trust"):

     1. The address of Mercer  Global  Investments,  Inc.,  currently  listed as
"Investors Way,  Norwood,  Massachusetts  02062," is deleted,  and replaced with
"200  Clarendon  Street,  Boston,  Massachusetts  02116" in each  place  that it appears in the SAI.

     2. In the section of the SAI entitled "Subadvisors and Portfolio Managers,"
the following information relating to Numeric Investors LLC ("Numeric") is added immediately  following the paragraph  describing Sands Capital  Management,  LLC
("Sands Capital") located on page 35:

Numeric  Investors LLC ("Numeric"),  One Memorial Drive,  9th Floor,  Cambridge,
Massachusetts 02142, serves as a subadvisor to the MGI US Large Cap Value Equity
Fund. Numeric is a Delaware limited liability  company.  Numeric is wholly-owned by Numeric  Midco LLC,  which is  wholly-owned  by Numeric  Holdings  LLC,  both
Delaware limited liability  companies.  Numeric Holdings LLC is owned by certain senior employees and a private equity partner, TA Associates.  TA Associates has warrants,  which,  if  exercised,  would result in TA  Associates'  ownership of approximately 50% of the holding company that owns Numeric.

     3. The  following  proxy  voting  policies for Numeric are inserted on page
B-18 immediately following the proxy voting policies of Sands Capital:

                              NUMERIC INVESTORS LLC
                               Proxy Voting Policy
                                   March 2007

                 Executed by Institutional Shareholder Services
                       On Behalf of Numeric Investors LLC

            (The following is a condensed version of all proxy voting
           recommendations contained in The ISS Proxy Voting Manual.)

--------------------------------------------------------------------------------

1. Auditors

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

     o    An  auditor  has a  financial  interest  in or  association  with  the company, and is therefore not independent,
     o    There is reason to believe that the  independent  auditor has rendered an opinion which is neither  accurate nor  indicative of the company's financial position; or
     o    Fees for non-audit services ("Other" fees) are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote  CASE-BY-CASE  on  director  nominees,  examining,  but not limited to, the following factors:

     o    Composition of the board and key board committees;
     o    Attendance at board and committee meetings;
     o    Corporate governance provisions and takeover activity;
     o    Disclosures under Section 404 of Sarbanes-Oxley Act;
     o    Long-term company performance relative to a market and peer index;
     o    Extent of the director's investment in the company;
     o    Existence of related party transactions;
     o    Whether the chairman is also serving as CEO;
     o    Whether a retired CEO sits on the board;
     o    Number of outside boards at which a director serves;
     o    Majority vote standard for director  elections  without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

     o    Attend  less  than 75  percent  of the board  and  committee  meetings without a valid excuse (such as illness,  service to the nation,  work on behalf of the company);
     o    Sit on more than six public company boards;
     o    Are CEOs of public  companies  who sit on the  boards of more than two public  companies  besides their own--  withhold only at their outside boards.

WITHHOLD  from the entire board of  directors,  (except from new  nominees,  who should be considered on a CASE-BY-CASE basis) if:

     o    The company's proxy  indicates that not all directors  attended 75% of the  aggregate  of their board and  committee  meetings,  but fails to provide  the  required  disclosure  of  the  names  of  the  directors involved.  If this information  cannot be obtained,  withhold from all incumbent directors;
     o    The  company's  poison  pill has a  dead-hand  or  modified  dead-hand feature. Withhold every year until this feature is removed;
     o    The board adopts or renews a poison pill without shareholder  approval since  the  beginning  of  2005,  does not  commit  to  putting  it to shareholder  vote  within 12  months  of  adoption,  or  reneges  on a commitment  to put  the  pill to a vote,  and has not yet  received  a withhold recommendation for this issue;
     o    The  board  failed  to act on a  shareholder  proposal  that  received approval by a majority of the shares outstanding the previous year;
     o    The  board  failed  to act on a  shareholder  proposal  that  received approval  of  the  majority  of  shares  cast  for  the  previous  two consecutive years;
     o    The board  failed to act on takeover  offers where the majority of the shareholders tendered their shares;
     o    At the previous  board  election,  any director  received more than 50 percent  withhold  votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
     o    The company is a Russell 3000 company that underperformed its industry group  (GICS  group)  under  the  criteria  discussed  in the  section
          "Performance Test for Directors".

WITHHOLD  from  Inside  Directors  and  Affiliated  Outside  Directors  (per the
Classification of Directors below) when:

     o    The inside or affiliated  outside  director serves on any of the three key committees: audit, compensation, or nominating;
     o    The company lacks an audit,  compensation,  or nominating committee so that the full board functions as that committee;
     o    The company lacks a formal nominating committee, even if board attests that  the  independent  directors  fulfill  the  functions  of  such a committee;
     o    The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

     o    The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);
     o    A material weakness  identified in the Section 404  Sarbanes-Oxley Act disclosures  rises to a level of serious  concern;  there are  chronic internal  control  issues  and an  absence  of  established  effective control mechanisms;
     o    There is persuasive  evidence that the audit committee entered into an inappropriate  indemnification  agreement with its auditor that limits the ability of the company, or its shareholders,  to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

     o    There is a negative  correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);
     o    The  company  reprices  underwater  options  for stock,  cash or other consideration without prior shareholder  approval,  even if allowed in their equity plan;
     o    The company fails to submit  one-time  transfers of stock options to a shareholder vote;
     o    The company fails to fulfill the terms of a burn rate  commitment they made to shareholders;
     o    The company has backdated options (see "Options Backdating" policy);
     o    The company has poor compensation  practices (see "Poor Pay Practices"
          policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote  AGAINST  proposals  to classify  the board.  Vote FOR  proposals to repeal classified boards, and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder  proposals requiring an independent director fill the position of chair,  unless there are compelling reasons to recommend against the  proposal,  such as a  counterbalancing  governance  structure.  This should include all of the following:

     o    Has a designated  lead director,  elected by and from the  independent board members with clearly delineated and comprehensive  duties.  (The
          role  may  alternatively  reside  with  a  presiding  director,   vice
          chairman, or rotating lead director; however the director must serve a minimum  of one year in order to  qualify  as a lead  director.)  At a minimum these should include:
          -    Presiding  at all  meetings of the board at which the chairman is not  present,  including  executive  sessions of the  independent directors,
          -    Serving as  liaison  between  the  chairman  and the  independent directors,
          -    Approving information sent to the board,
          -    Approving meeting agendas for the board,
          -    Approves  meetings  schedules to assure that there is  sufficient time for discussion of all agenda items,
          -    Having  the  authority  to  call  meetings  of  the   independent
               directors,
          -    If requested by major shareholders, ensuring that he is available for consultation and direct communication;
     o    Two-thirds independent board;
     o    All-independent key committees;
     o    Established governance guidelines;
     o    The company does not under-perform its peers*.

*Starting in 2007, the industry peer group used for this  evaluation will change from the  4-digit  GICS  group to the  average of the 12  companies  in the same
6-digit GICS group that are closest in revenue to the company, and identified on the executive  compensation  page of proxy  analyses.  To fail, the company must under-perform  its  index and  industry  group on all 4  measures  (1 and 3 year performance, industry peers, and index).

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding  resolutions  requesting that the board change the company's  bylaws to stipulate that directors need to be elected with an  affirmative  majority of votes cast,  provided it does not conflict with the state law where the company is incorporated.  Binding  resolutions need to allow for a carve-out for a plurality  vote standard when there are more nominees than board seats.  Companies are strongly  encouraged  to also adopt a  post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote  CASE-BY-CASE  on  the  election  of  directors  in  contested   elections,
considering the following factors:

     o    Long-term financial  performance of the target company relative to its industry;
     o    Management's track record;
     o    Background to the proxy contest;
     o    Qualifications of director nominees (both slates);
     o    Strategic  plan of  dissident  slate and quality of  critique  against management;
     o    Likelihood  that the  proposed  goals and  objectives  can be achieved
          (both slates);
     o    Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy  solicitation  expenses.  When voting  in  conjunction  with  support  of  a  dissident  slate,  vote  FOR  the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR  shareholder  proposals  requesting  that the company submit its poison pill  to a  shareholder  vote  or  redeem  it  UNLESS  the  company  has:  (1) A shareholder  approved  poison  pill in place;  or (2) The  company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

     o    Shareholders have approved the adoption of the plan; or
     o    The  board,  in  its  exercise  of  its  fiduciary   responsibilities,
          determines that it is in the best interest of  shareholders  under the circumstances to adopt a pill without the delay in adoption that would result from seeking  stockholder  approval (i.e.  the "fiduciary  out"
          provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR  shareholder  proposals  calling  for poison  pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder  approved poison pill in place and has adopted a policy with the provisions  outlined above,  vote AGAINST the proposal.  If these conditions are not met,  vote FOR the  proposal,  but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification,  focusing on the features of the shareholder  rights plan. Rights plans should contain the following attributes:

     o    No lower than a 20% trigger, flip-in or flip-over;
     o    A term of no more than three years;
     o    No dead-hand,  slow-hand,  no-hand or similar  feature that limits the ability of a future board to redeem the pill;
     o    Shareholder redemption feature (qualifying offer clause); if the board refuses  to  redeem  the  pill 90 days  after a  qualifying  offer  is announced,  ten  percent of the  shares may call a special  meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and  acquisitions,  review and evaluate the merits and  drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

     o    Valuation - Is the value to be received by the target shareholders (or paid by the  acquirer)  reasonable?  While the  fairness  opinion  may
          provide   an   initial   starting   point  for   assessing   valuation
          reasonableness,  emphasis  is  placed  on the  offer  premium,  market reaction and strategic rationale.
     o    Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
     o    Strategic  rationale  - Does the deal make sense  strategically?  From where is the value derived?  Cost and revenue  synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
     o    Negotiations   and  process  -  Were  the  terms  of  the  transaction
          negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for  shareholders.  Significant negotiation "wins" can also signify the deal makers'  competency.  The comprehensiveness  of the sales process (e.g.,  full auction,  partial auction, no auction) can also affect shareholder value.
     o    Conflicts of interest - Are insiders  benefiting  from the transaction disproportionately  and  inappropriately  as compared  to  non-insider shareholders?  As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold  these  interests.  Consider  whether  these interests may have influenced  these directors and officers to support or  recommend  the  merger.  The  CIC  figure  presented  in the  "ISS
          Transaction  Summary"  section of this report is an  aggregate  figure that can in certain cases be a misleading  indicator of the true value transfer from  shareholders to insiders.  Where such figure appears to be excessive,  analyze the underlying assumptions to determine whether a potential conflict exists.
     o    Governance  - Will  the  combined  company  have  a  better  or  worse governance  profile  than  the  current  governance  profiles  of  the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Vote  CASE-BY-CASE  on proposals to change a company's  state of  incorporation, taking into  consideration  both  financial and corporate  governance  concerns, including  the reasons  for  reincorporating,  a  comparison  of the  governance
provisions,   comparative   economic   benefits,   and  a   comparison   of  the
jurisdictional  laws.  Vote  FOR  re-incorporation  when  the  economic  factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote  CASE-BY-CASE on proposals to increase the number of shares of common stock authorized  for issuance  using a model  developed by ISS. Vote FOR proposals to approve  increases beyond the allowable  increase when a company's shares are in danger of being de-listed or if a company's  ability to continue to operate as a going concern is uncertain. In addition, for capital requests that are less than or equal to 300 percent of the current authorized shares and marginally fail the calculated  allowable  cap  (i.e.,  exceed the  allowable  cap by no more than 5 percent) vote on a CASE-BY-CASE basis, In this situation,  vote FOR the increase based on the company's  performance,  and whether the  company's  ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST  proposals that increase  authorized  common stock for the explicit purpose of  implementing  a  non-shareholder  approved  shareholder  rights plan
(poison pill).

Preferred Stock

Vote  AGAINST  proposals  authorizing  the  creation of new classes of preferred stock with unspecified  voting,  conversion,  dividend  distribution,  and other rights ("blank check" preferred stock). Vote FOR proposals to create "de-clawed"
blank check preferred  stock (stock that cannot be used as a takeover  defense).
Vote FOR  proposals  to  authorize  preferred  stock in cases  where the company specifies the voting, dividend,  conversion,  and other rights of such stock and the terms of the preferred stock appear  reasonable.  Vote AGAINST  proposals to increase the number of blank check preferred stock  authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote CASE-BY-CASE on  proposals  to increase  the number of blank  check  preferred  shares  after analyzing the number of preferred  shares  available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Poor Pay Practices

WITHHOLD from compensation  committee  members,  CEO, and potentially the entire board, if the company has poor compensation practices, such as:

     o    Egregious  employment  contracts (e.g.,  those  containing  multi-year guarantees for bonuses and grants);
     o    Excessive perks that dominate  compensation  (e.g.,  tax gross-ups for personal use of corporate aircraft);
     o    Huge bonus payouts without  justifiable  performance linkage or proper disclosure;
     o    Performance  metrics  that are  changed  (e.g.,  canceled  or replaced during the  performance  period  without  adequate  explanation of the action and the link to performance);
     o    Egregious  pension/SERP   (supplemental   executive  retirement  plan)
          payouts (e.g., the inclusion of additional years of service not worked or  inclusion  of  performance-based  equity  awards  in  the  pension calculation);
     o    New CEO awarded an overly  generous new hire package (e.g.,  including excessive  "make whole"  provisions  or any of the poor pay  practices listed in this policy);
     o    Excessive  severance  provisions (e.g.,  including excessive change in control payments);
     o    Change  in  control   payouts  without  loss  of  job  or  substantial
          diminution of job duties;
     o    Internal pay disparity;
     o    Options backdating (covered in a separate policy); and

Equity Compensation Plans

Vote  CASE-BY-CASE on equity-based  compensation  plans. Vote AGAINST the equity plan if any of the following factors apply:

     o    The total cost of the company's equity plans is unreasonable;
     o    The plan  expressly  permits the  repricing of stock  options  without prior shareholder approval;
     o    There is a disconnect between CEO pay and the company's performance;
     o    The  company's  three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or
     o    The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion,  director  stock plans that set aside a relatively  small number of shares when combined with employee or executive stock  compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

     o    Director stock ownership  guidelines with a minimum of three times the annual cash retainer.
     o    Vesting schedule or mandatory holding/deferral period:
          -    A minimum  vesting of three years for stock options or restricted stock; or
          -    Deferred  stock  payable  at  the  end of a  three-year  deferral period.
     o    Mix between cash and equity:
          -    A balanced  mix of cash and  equity,  for  example  40%  cash/60%
               equity or 50% cash/50% equity; or
          -    If the  mix is  heavier  on the  equity  component,  the  vesting schedule or deferral  period should be more  stringent,  with the lesser of five years or the term of directorship.
     o    No  retirement/benefits   and  perquisites  provided  to  non-employee
          directors; and
     o    Detailed disclosure provided on cash and equity compensation delivered to each  non-employee  director  for the most recent  fiscal year in a table.  The column  headers for the table may  include the  following:
          name of each  non-employee  director,  annual retainer,  board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Employee Stock Purchase Plans--Qualified Plans

Vote CASE-BY-CASE on qualified  employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

     o    Purchase price is at least 85% of fair market value;
     o    Offering period is 27 months or less; and
     o    The number of shares  allocated  to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans

Vote  CASE-by-CASE  on  nonqualified  employee  stock purchase  plans.  Vote FOR nonqualified employee stock purchase plans with all the following features:

     o    Broad-based participation (i.e., all employees of the company with the exclusion of  individuals  with 5% or more of beneficial  ownership of the company);
     o    Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
     o    Company  matching  contribution up to 25% of employee's  contribution, which is effectively a discount of 20% from market value;
     o    No discount on the stock price on the date of purchase, since there is a company matching contribution.

Options Backdating

In cases  where a  company  has  practiced  options  backdating,  WITHHOLD  on a
CASE-BY-CASE basis from the members of the compensation committee,  depending on the severity of the practices and the subsequent  corrective actions on the part of the board.  WITHHOLD from the compensation  committee members who oversaw the questionable  options  grant  practices or from current  compensation  committee members  who fail to  respond  to the issue  proactively,  depending  on several factors, including, but not limited to:

     o    Reason  and  motive  for  the  options   backdating   issue,  such  as
          inadvertent vs. deliberate grant date changes;
     o    Length of time of options backdating;
     o    Size of restatement due to options backdating;
     o    Corrective actions taken by the board or compensation committee,  such as canceling or repricing backdated options, or recouping option gains on backdated grants;
     o    Adoption of a grant policy that prohibits backdating,  and creation of a fixed  grant  schedule  or window  period  for equity  grants  going forward.

Severance Agreements for Executives/Golden Parachutes

Vote FOR  shareholder  proposals  to  require  golden  parachutes  or  executive severance  agreements to be submitted for shareholder  ratification,  unless the proposal  requires  shareholder  approval  prior  to  entering  into  employment contracts.  Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes.  An acceptable  parachute should include, but is not limited to, the following:

     o    The triggering mechanism should be beyond the control of management;
     o    The amount  should not exceed three times base amount  (defined as the average annual taxable W-2  compensation)  during the five years prior to the year in which the change of control occurs;
     o    Change-in-control payments should be double-triggered, i.e., (1) after a change  in  control  has taken  place,  and (2)  termination  of the executive  as a result of the change in control.  Change in control is defined as a change in the company ownership structure.

9. Corporate Responsibility

Animal Rights

Generally  vote  AGAINST  proposals  to phase out the use of  animals in product testing unless:

     o    The company is conducting animal testing programs that are unnecessary or not required by regulation;
     o    The company is conducting  animal  testing when suitable  alternatives are accepted and used at peer firms;
     o    The company has been the  subject of recent,  significant  controversy related to its testing programs.

Drug Pricing and Re-importation

Generally vote AGAINST proposals  requesting that companies  implement  specific price restraints on pharmaceutical products,  unless the company fails to adhere to  legislative  guidelines  or  industry  norms in its  product  pricing.  Vote
CASE-BY-CASE  on proposals  requesting  that the company  evaluate their product pricing considering:

     o    The existing level of disclosure on pricing policies;
     o    Deviation from established industry pricing norms;
     o    The company's  existing  initiatives  to provide its products to needy consumers;
     o    Whether  the  proposal  focuses on  specific  products  or  geographic regions.

Generally vote FOR proposals  requesting that companies  report on the financial and legal impact of their policies  regarding  prescription drug  re-importation unless such  information is already publicly  disclosed.  Generally vote AGAINST proposals  requesting  that companies  adopt  specific  policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote  AGAINST  proposals  asking  companies  to  voluntarily  label  genetically engineered  (GE)  ingredients in their  products,  or  alternatively  to provide interim  labeling and eventually  eliminate GE ingredients  due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Genetically Modified Foods

Vote  AGAINST  proposals  asking  companies  to  voluntarily  label  genetically engineered  (GE)  ingredients  in their  products  or  alternatively  to provide interim  labeling and eventually  eliminate GE ingredients  due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most  tobacco-related  proposals (such as on second-hand  smoke,  advertising to youth,  and  spin-offs  of  tobacco-related  business)  should be evaluated on a
CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions  requesting that a company discloses its policies related to toxic  chemicals.  Vote  CASE-BY-CASE on resolutions  requesting that companies  evaluate  and  disclose  the  potential  financial  and  legal  risks associated with utilizing certain chemicals.

Generally  vote AGAINST  resolutions  requiring that a company  reformulate  its products within a certain timeframe,  unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST  request for reports  outlining  potential  environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

     o    New  legislation is adopted  allowing  development and drilling in the
          ANWR region;
     o    The company intends to pursue operations in the ANWR; and
     o    The company has not  disclosed  an  environmental  risk report for its
          ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR  resolutions  requesting  that companies  report to shareholders on the risks and liabilities associated with CAFOs, unless:

     o    The company has publicly  disclosed  guidelines  for its corporate and contract farming operations, including compliance monitoring; or
     o    The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally  vote FOR proposals  requesting a report on  greenhouse  gas emissions from company  operations  and/or  products  unless this  information  is already publicly  disclosed or such factors are not  integral to the  company's  line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent,  significant fines or litigation resulting from greenhouse gas emissions.

Generally  vote  FOR  resolutions   requesting  that  companies   outline  their
preparations  to comply with standards  established by Kyoto Protocol  signatory markets unless:

     o    The company does not maintain operations in Kyoto signatory markets;
     o    The  company  already  evaluates  and  substantially   discloses  such
          information; or,
     o    Greenhouse  gas  emissions do not  significantly  impact the company's core businesses.

Political Contributions

Vote  CASE-BY-CASE  on  proposals  to  improve  the  disclosure  of a  company's
political   contributions   considering:   recent  significant   controversy  or
litigation  related to the company's  political  contributions  or  governmental affairs;  and the public  availability  of a policy on political  contributions.
Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive  compensation
to  social  factors,  such  as  corporate  downsizings,   customer  or  employee
satisfaction,  community involvement,  human rights,  environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Off-shoring

Vote  CASE-BY-CASE  on  proposals  calling for  companies to report on the risks associated  with  outsourcing,  considering:  the risks  associated with certain international  markets;  the  utility  of such a  report  to  shareholders;  the existence  of a publicly  available  code of  corporate  conduct that applies to international operations.

Country-specific Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company's  operations in a  particular  country  and on  proposals  to  implement  certain  human  rights standards  at  company  facilities  or those of its  suppliers  and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees,  following the same guidelines for uncontested  directors for public company  shareholder  meetings.
However, mutual fund boards do not usually have compensation  committees,  so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

     o    Past performance as a closed-end fund;
     o    Market in which the fund invests;
     o    Measures taken by the board to address the discount; and
     o    Past  shareholder  activism,  board  activity,  and  votes on  related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST  shareholder  proposals  that mandate a specific  minimum amount of stock that  directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote  CASE-BY-CASE  on  shareholder  proposals to reimburse  proxy  solicitation expenses.  When supporting the  dissidents,  vote FOR the  reimbursement  of the proxy solicitation expenses.

     4. In  Appendix  C,  entitled  "Additional  Information  About  the  Funds'
Portfolio  Managers," the following  description relating to Numeric is added on page C-3 under the heading "MGI US Large Cap Value Equity Fund":

Numeric Investors LLC ("Numeric")

Messrs.  Arup Datta,  CFA and John J.  Schirripa,  CFA are jointly and primarily responsible for the day-to-day  management of Numeric's allocated portion of the
Fund's  portfolio.  Numeric's  compensation  package has three major components:
base salary, bonus, and, in some cases, an equity component.  The combination of these three  components is designed to be "fully"  industry  competitive  and to provide a  significant  incentive to attract and retain top  investment  talent.
Both the bonus and equity components have the potential to become  significantly greater than an individual's salary. The bonus range is more greatly impacted by individual performance, while the equity component directly relates to Numeric's results and an individual's position within the firm.

All Numeric  employees are eligible for  performance  bonuses based on an annual assessment by the  Compensation  and  Management  Committees  of the  employees'
contribution to the firm. The Compensation  and Management  Committees also meet annually to determine if and how many employees will be added as partners of the firm. The decision is based on an employee's  seniority and  contribution to the firm.  In  addition,  Numeric  has the  ability to offer  partnership  stakes to certain  employees  hired  from  outside  the firm based on their  position  and experience level.

In addition to the Fund,  as of February 28, 2007,  Messrs.  Datta and Schirripa
managed  one other  registered  investment  company,  with  total  assets  under management  of  $45  million,  which  charged  a  performance  fee;  one  pooled investment vehicle other than a registered  investment company with total assets under management of $211 million; and thirty-three other accounts other accounts with $5.6 billion in total assets under management (of those  thirty-three other accounts,  twelve accounts,  with total assets under management of $2.7 million, charge performance fees).

     5. In  Appendix  C,  entitled  "Additional  Information  About  the  Funds'
Portfolio  Managers," in the  description  relating to Wells Capital  Management located on page C-7, the reference to the Wilshire  DowJones  Microcap  Index is deleted, and replaced with "Russell 2000 Value(TM) Index."